Net Loss Per Share	12 Months Ended
Dec. 31, 2012
Net Loss Per Share
(10)	Net Loss Per Share

Net loss per share was determined in accordance with the two-class method. This method is used for computing basic net loss per share when companies have issued securities other than common stock that contractually entitle the holder to participate in dividends and earnings of the company. Under the two-class method, net loss is allocated between common shares and other participating securities based on their participating rights in both distributed and undistributed earnings. The Company’s Series A Convertible Preferred Stock were participating securities, since the stockholders were entitled to share in dividends declared by the board of directors with the common stock based on their equivalent common shares.

Basic net loss per share is computed by dividing net loss available (attributable) to common stockholders by the weighted average number of shares of common stock outstanding during the period. Because the holders of the participating preferred stock were not contractually required to share in the Company’s losses, in applying the two-class method to compute basic net loss per common share, no allocation to preferred stock was made for the years ended December 31, 2012, 2011, and 2010. Potential common shares in the diluted net loss per share computation are excluded as they would be anti-dilutive.

The following potentially dilutive securities have been excluded from the computations of diluted weighted average shares outstanding as of December 31, 2012, 2011, and 2010, as they would be anti-dilutive. The convertible preferred stock numbers shown in the table below are shown on a common stock equivalent basis as a result of the reverse stock split described in note 3, Reverse Stock Split and Initial Public Offering.

	December 31,
	2012	2011	2010
Convertible preferred stock	—	6,899,737	2,399,742
Stock options and unvested restricted stock	2,153,900	1,510,000	1,367,449